                                  EXHIBIT 10-14
                                  -------------


                          PORTFOLIO PURCHASE AGREEMENT
                          ----------------------------


         PORTFOLIO PURCHASE AGREEMENT, effective as of September 1, 2000 by and among CHEYENNE LEASING COMPANY, a New York joint venture ("Cheyenne"), GENESEE VENTURES, INC., a New York corporation ("Genesee Ventures"), TAYLOR-BOLANE ASSOCIATES, INC., a New York corporation ("Taylor-Bolane"), GENESEE CORPORATION, a New York corporation ("Genesee"), ICON CHEYENNE LLC, a Delaware limited liability company ("Purchaser") and each of the members of Purchaser as set forth on the signature page hereto, each a Delaware limited partnership (individually, a "Member" and, collectively, the "Members"). With respect to the particular Assets listed on the Schedule of Assets as being owned by it, each of Cheyenne and Genesee Ventures is sometimes individually referred to herein as the "Seller". Cheyenne, Genesee Ventures (in its capacity as a joint venture partner of Cheyenne and not as a Seller) and Taylor-Bolane are sometimes collectively referred to herein as the "Sale Parties".


                              W I T N E S S E T H:

         WHEREAS, Seller desires to sell or cause the sale to Purchaser, and Purchaser desires to purchase from Seller, certain assets and interests pursuant to the terms of this Agreement;

         WHEREAS, Genesee Ventures and Taylor-Bolane are the joint venture partners of Cheyenne, and, in such capacities, are joining in this Agreement for the purpose of being directly obligated by the provisions of Articles 5, 6, 7, 11, 13 and 14 and Sections 3.5 and 3.6(a) hereof, as applicable;

         WHEREAS, Genesee is the parent corporation of Genesee Ventures and the owner of a majority or more of Cheyenne, and is joining this Agreement for the purpose of being directly obligated by the provisions of Articles 8, 11, 13 and 14 and Sections 3.5 and 3.6(a) hereof, as applicable; and

         WHEREAS, the Members are all of the members of Purchaser and are joining this Agreement for the purpose of being directly obligated by the provisions of Articles 10, 13 and 14 and Section 3.6(b) hereof, as applicable.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other valuable consideration, and subject to the terms and conditions herein, the parties hereto agree as follows:

                                   DEFINITIONS
                                   -----------

         The parties agree that the following terms used in this Agreement shall have the following meanings:

         "Affiliate" means, when used with reference to a specific Person, (a) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (b) any person that is a shareholder, officer, director or partner in, the specified Person or of which the specified Person is a shareholder, officer, director or partner, or (c) any Person that is the beneficial owner of, or controls, ten percent (10%) or more of any class of voting securities of, or any analogous equity interest in, the specified Person.

         "Agreement" means this Portfolio Purchase Agreement, as amended and in effect from time to time.

         "Aggregate Purchase Price" has the meaning set forth in Section 3.1 hereof.

         "Applicable Law" means any law, rule, regulation, order, judgment or decree issued or promulgated by any Governmental Authority.

         "Arrangement Fee" has the meaning set forth in Section 3.5 hereof.

         "Assets" means all of the following assets:

                  (a) all of Seller's title to, interest in and rights under the Equipment;

                  (b) all of Seller's title to, interest in and rights under the Leases; and

                  (c) all of Seller's title to, interest in and rights under the related Lease Documents.

         "Assignment and Assumption Agreement" means an instrument in the form attached hereto as Exhibit B-1 or B-2, as applicable, or other form acceptable to Purchaser in its sole discretion.

         "Assumed Liabilities" has the meaning set forth in Section 2.2 hereof.

         "Bankruptcy Event" means (a) when a Person (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, (v) is the debtor in an involuntary case which is not dismissed within sixty (60) days of the commencement thereof, (vi) fails to pay its debts as such debts become due, or (vii) takes corporate, company or partnership action in furtherance of any of the foregoing; or (b) when a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) provides for relief against a Person in an involuntary case, (ii) appoints a Custodian of a Person for all or substantially all of its property, or (iii) orders the liquidation of a Person.

         "Bankruptcy Law" means Title 11, United States Code or any similar federal or state law for the relief of debtors.

         "Bill of Sale" means an instrument in the form attached hereto as Exhibit A-1 or A-2, as applicable, or other form acceptable to Purchaser in its sole discretion.

         "Business Day" means any day on which banks may conduct business in New York, New York.

         "Certificate of Delivery and Acceptance" means the certificate of delivery and acceptance executed by a Lessee at the commencement of a Lease with respect to the Equipment which is subject to the Lease indicating that such Equipment has been accepted by the Lessee, and affirming that such Lease is in full force and effect.

         "Cheyenne" has the meaning set forth in the preamble hereof.

         "Cheyenne Obligors" has the meaning set forth in Section 14.1 hereof.

         "Claim" has the meaning set forth in Section 13.1 hereof.

         "Closing" means a closing at which Seller and Purchaser transfer and deliver all documents and instruments necessary to consummate the purchase and sale of all or a portion of the Assets having an aggregate Equipment Cost not less than the minimum amount established, from time to time, by Purchaser in its sole discretion.

         "Closing Date" means the date on which the parties hereto shall close the purchase and sale of all or a portion of the Assets.

         "Closing Schedule" has the meaning set forth in Section 4.2 hereof.

         "Consent and Amendment" means the consent and amendment executed by Seller, as borrower, Purchaser and Lender in connection with the assumption of the applicable Non-Recourse Debt, acknowledging such transaction and, if applicable, effecting certain amendments to the Loan Documents, all in the form attached hereto as Exhibit D-1 or D-2, as applicable, or in a form otherwise acceptable to Purchaser in its sole discretion.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Default" shall mean any event which, but for the giving of notice, or the passage of time, or both, would constitute an event of default.

         "Document Sets" means the two (2) document sets retained by Seller and Purchaser, respectively, and containing copies of all Lease Documents and Loan Documents, which copies are consecutively numbered for identification purposes.

         "DOJ" shall mean the United States Department of Justice.

         "Effective Date" means the effective date as set forth in the preamble to this Agreement.

         "Equipment" means the equipment described in the Schedule of Assets.

         "Equipment Cost" means the original cost of the Equipment, including any delivery and installation costs and any sales taxes and other similar "soft" costs.

         "FTC" shall mean the United States Federal Trade Commission.

         "GAAP" means United States Generally Accepted Accounting Principals consistently applied.

         "Genesee Ventures" has the meaning set forth in the preamble hereof.

         "Governmental Authority" means any federal, state or local governmental body, including any court, administrative board, general commission or arbitrator or otherwise.

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         "Indemnified Party" has the meaning set forth in Section 13.5 hereof.

         "Indemnifying Party" has the meaning set forth in Section 13.5 hereof.

         "Lease Documents" means, as applicable, originals, certified photostatic copies or copies of the Leases, Certificates of Delivery and Acceptance, guaranties, Remarketing Agreements, financing statements on Form UCC-1, opinions of counsel, corporate or other diligence documents, certificates of title, insurance certificates and/or letters of self-insurance, vendor documents, compliance certificates, landlord's estoppel certificates and any other present or future documents and instruments applicable to the transactions contemplated by the Lease, together with any and all modifications and amendments to the foregoing, all in form and substance reasonably acceptable to Purchaser.

         "Leases" means the leases described in the Schedule of Assets, including, to the extent applicable, an original (unless any such original is held by the original lessor thereunder, and then a certified copy) of each master lease, if any, and an original (unless any such original is held by a Lender as security for a Non-Recourse Debt, and then a certified copy) of each applicable Rental Schedule (but not other rental schedules), if any, but in any event an original (unless any such original is held by a Lender as security for a Non-Recourse Debt, and then a certified copy) of all documents and instruments of similar tenor which constitute chattel paper under the applicable Uniform Commercial Code, and any modifications and amendments to the foregoing.

         "Lender" means the lender under a Loan Document.

         "Lessee" means the lessee under a Lease.

         "Liens" means:

                  (a) any encumbrance, mortgage, pledge, lien, charge or security interest of any kind upon any property or assets of the applicable Person, whether now owned or hereafter acquired, or upon the income or profits therefrom;

                  (b) any arrangement or agreement which prohibits the applicable Person from creating encumbrances, mortgages, pledges, liens, charges or security interests, or any arrangement or agreement subordinating the interest of the applicable Person to another Person;

                  (c) the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a capitalized lease); or

                  (d) the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of the applicable Person, with or without recourse.

         "Loan Documents" means, as applicable, all promissory notes, loan agreements, security agreements, financing statements on Form UCC-1, and other present or future documents and instruments evidencing or securing the Non-Recourse Debt, together with any and all modifications and amendments to the foregoing.

         "Material Adverse Effect" shall mean an effect on the specified Person which could materially and adversely affect the business, assets or condition, financial or otherwise, or the results of operations, of the specified Person or any subsidiary (on an individual basis) or the Person and its subsidiaries (on a consolidated basis), or the ability of the specified Person to meet its obligations under the Lease Documents, Loan Documents or Seller Documents (or similar instruments), as applicable, or the validity or enforceability of any of the foregoing.

         "Non-Recourse Debt" means the outstanding non-recourse debt of Seller secured by the Assets as set forth on the Schedule of Non-Recourse Debt.
         "Notice and Acknowledgment of Assignment" means the notice and acknowledgment of assignment executed by Seller, as lessor, Lessee, as lessee, Purchaser and Lender in connection with the assignment of the applicable Leases, acknowledging such transactions and confirming certain information for the benefit of Purchaser, all in the form attached hereto as Exhibit C-1, C-2 or C-3, as applicable, or in a form otherwise acceptable to Purchaser in its sole discretion.

         "Noticed Claims" has the meaning set forth in Section 13.3 hereof.

         "Obligors" has the meaning set forth in Section 14.1 hereof.

         "Permitted Liens" means Liens as expressly contemplated by the Lease Documents and the Lien of the applicable Lender.

         "Person" means an individual person, corporation, company, association, partnership, joint venture, trust, business trust, trustee, organization, business, or government or any governmental agency or political subdivision thereof.

         "Purchase Price" has the meaning set forth in Section 3.2 hereof.

         "Purchaser" has the meaning set forth in the preamble hereof.

         "Rental Schedule" means the rental schedule, if any, executed by Lessee pursuant to a master lease, if any, all as further described on the Schedule of Assets.

         "Remarketing Agreements" has the meaning set forth in Section 5.6(g) hereof.

         "Sale Parties" has the meaning set forth in the preamble hereof.

         "Schedule of Assets" means the schedule attached hereto as Schedule 1, which sets forth a description of the Assets and the portion of the Aggregate Purchase Price allocable to each Lease and the Equipment covered thereunder and Lease Documents related thereto.

         "Schedule of Non-Recourse Debt" means the schedule attached hereto as
Schedule 2, which sets forth a description of the Non-Recourse Debt and identifies the Loan Documents and the Lenders.

         "Seller" has the meaning set forth in the preamble hereof.

         "Seller Documents" means this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Notice and Acknowledgment of Assignment, the Consent and Amendment, any other documents and instruments necessary to assign legal or equitable title to the Assets, financing statements on Form UCC-3 assigning any "protective" or "informational" filings against Lessees (unless such filings have been assigned to one or more Lenders), or, in the absence of such filings, financing statements on Form UCC-1 constituting protective or informational filings against such Lessees and naming any applicable Lender as assignee, if required, and any other document, instrument or agreement attached to any of the foregoing or otherwise related thereto, all in form and substance acceptable to Purchaser in its sole discretion.

         "Taylor-Bolane" has the meaning set forth in the preamble hereof.



         PURCHASE AND SALE OF ASSETS; ASSUMPTION OF CERTAIN LIABILITIES
         --------------------------------------------------------------

           Purchase and Sale of Assets
           ---------------------------
         Subject to the terms and conditions hereof, Seller hereby agrees to sell, transfer, assign and deliver to Purchaser from time to time, and Purchaser hereby agrees to purchase, acquire and take assignment and delivery from Seller of, the Assets, free and clear of all Liens other than Permitted Liens.

           Assumption of Certain Liabilities
           ---------------------------------
         Subject to the terms and conditions hereof, Purchaser hereby agrees to assume from time to time only the liabilities and obligations of Seller under the Leases and related Lease Documents, and with respect to the Non-Recourse Debt (collectively, the "Assumed Liabilities"), in each case arising from and after the Closing Date with respect to the particular Assets to which the Assumed Liabilities relate.

                  AGGREGATE PURCHASE PRICE; ADJUSTMENT; PAYMENT
                  ---------------------------------------------

           Aggregate Purchase Price
           ------------------------
         The aggregate purchase price for the Assets shall be an amount equal to Fifteen Million Two Hundred Twenty-One Thousand Seven Hundred Seventy-One Dollars ($15,221,771), subject to adjustment as set forth in Section 3.3 hereof (the "Aggregate Purchase Price").

           Allocation of Aggregate Purchase Price
           --------------------------------------
         The Aggregate Purchase Price shall be allocated among the Assets as set forth in the Schedule of Assets. The portion of the Aggregate Purchase Price allocable to the Assets being purchased and sold at a Closing is sometimes referred to as the "Purchase Price".

           Adjustment of Purchase Price
           ----------------------------
         The Purchase Price with respect to the Assets to be purchased at each Closing shall be adjusted by (a) subtracting therefrom an amount equal to the aggregate amount of all cash received under the applicable Leases, including payments of casualty or stipulated loss values, early termination values and other amounts received by Seller, on or after September 1, 2000 and (b) adding thereto interest at the rate of (i) ten percent (10%) per annum through December 1, 2000 and (ii) eight percent (8%) thereafter, in each case on the balance of the Purchase Price, as adjusted from time to time in accordance with this
Section 3.3, outstanding from September 1, 2000 to the applicable Closing Date.

           Payment
           -------
         At each Closing, Purchaser shall pay to Seller the Purchase Price by wire transfer of immediately available funds in US dollars to an account or accounts designated by Seller in writing.

           Arrangement Fee
           ---------------
         At each Closing, Cheyenne shall be responsible for the payment of an arrangement fee (the "Arrangement Fee") to Spinnaker Capital Corporation in an amount equal to the product of (a) Two Hundred Twenty-Five Thousand Dollars ($225,000) multiplied by (b) a fraction, the numerator of which shall be the Purchase Price of the Assets being purchased and sold at such Closing exclusive of any interest added thereto pursuant to Section 3.3 hereof, and the denominator of which shall be the Aggregate Purchase Price exclusive of any such interest. and The Sale Parties and Genesee jointly and severally agree to indemnify and hold Purchaser harmless from and against any and all Claims resulting or arising from any failure or breach by Cheyenne of its obligation under this Section 3.5.

           Taxes, Fees
           -----------
         (a) Seller shall be liable for all fees and charges (exclusive of stamp taxes), if any, created by the filing and the recording of all financing statements on Form UCC-3 assigning any "protective" or "informational" filings against Lessees (unless such filings have been assigned to one or more Lenders), or in the absence of such filings, financing statements on Form UCC-1 constituting protective or informational filings against such Lessees and naming any applicable Lender as assignee. The Sale Parties and Genesee jointly and severally agree to indemnify and hold Purchaser harmless from and against any and all Claims resulting or arising from any failure or breach by Seller of its obligations under this Section 3.6(a).

         (b) Purchaser shall be liable for all (i) federal, state and local sales taxes created by or as a result of the transactions contemplated hereby,
(ii) all stamp taxes, if any, created by the filing and the recording of all documents and instruments reflecting Purchaser's interest in any of the Assets sold hereunder and (iii) all fees, charges and stamp taxes, if any, created by the filing and the recording of all documents and instruments naming Purchaser as debtor and naming a Lender as secured party. In the event that a taxing jurisdiction shall audit or otherwise question Seller's failure to pay any sales tax in connection with the transactions contemplated hereby, Purchaser agrees to provide Seller with any applicable resale exemption certificate or other evidence of its exemption from such tax. Purchaser and the Members jointly and severally agree to indemnify and hold the Sale Parties harmless from and against any and all Claims resulting or arising from any failure or breach by Purchaser of its obligations under this Section 3.6(b).

                                     CLOSING
                                     -------

             In General
             ----------
           Subject to the satisfaction or written waiver of the conditions set forth in Section 12, Purchaser and Seller shall close the purchase by Purchaser of the Assets in one or more tranches, with the first such tranche occurring on or about October 20, 2000 and any subsequent tranches each occurring on the later of such date or five (5) Business Days after Seller's delivery to Purchaser of each of the documents and instruments set forth and described in
Section 4.2 hereof. Subject to the terms and conditions hereof, the parties hereto intend to be and remain obligated to consummate the transactions contemplated hereby and the parties intend that there shall be no termination or "upset" date or otherwise with respect to such obligations.

           Procedure
           ---------
         With respect to each proposed closing, Seller shall deliver to Purchaser at least five (5) Business Days prior to a proposed Closing Date:

                  (a) a schedule (the "Closing Schedule") setting forth a description of the Assets to be sold to Purchaser at such Closing, the Equipment Cost of the Equipment included therein, which Equipment Cost shall not, in the aggregate, be less than the minimum amount established, from time to time, by Purchaser in its sole discretion, and the Purchase Price, calculated in accordance with Section 3 hereof;

                  (b) each Lease Document and Loan Document relevant to the proposed transaction as collectively certified by Seller to be all of the Lease Documents and Loan Documents relevant to the proposed transaction and identical to the corresponding documents contained in the Document Sets at the relevant page numbers;

                  (c) an original of each Seller Document relevant to the proposed transaction; and

                  (d) such other documents and information as Purchaser may reasonably request.

           Closing Costs
           -------------
         Except to the extent otherwise expressly set forth herein, each party hereto shall be liable for its own costs and expenses, including attorneys' fees, in connection with this Agreement and the transactions contemplated hereby.

               REPRESENTATIONS AND WARRANTIES OF THE SALE PARTIES
               --------------------------------------------------

         As of the date of this Agreement and as of each Closing Date, the Sale Parties jointly and severally represent and warrant to Purchaser as follows:

           Organization
           ------------
         Cheyenne is a joint venture validly existing under the laws of the State of New York and is qualified to do business and in good standing as a foreign joint venture under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect. Cheyenne has full power, authority and legal right to
(a) execute and deliver, and to perform and observe the provisions of this Agreement and each of the other Seller Documents to which Cheyenne is a party,
(b) execute and deliver, and to perform and observe the provisions of each of the Lease Documents and Loan Documents, to which it is a party, (c) acquire, hold, and lease the Equipment and (d) carry out the transactions contemplated in this Agreement and each of the other Seller Documents to which it is a party.

           Authority
           ---------
         (a) The execution and delivery of this Agreement and each of the other Seller Documents to which Cheyenne is a party, and the consummation of each of the transactions contemplated hereby and thereby, have been duly and validly authorized by or on behalf of Cheyenne; and this Agreement and such other Seller Documents have been, or will be when executed, duly executed and delivered by Cheyenne and constitute the valid and legally binding obligations of Cheyenne, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws or general principles of equity affecting the enforcement of creditors' rights generally from time to time in effect.

         (b) The execution and delivery of this Agreement and each of the other Seller Documents to which Cheyenne is a party, the compliance with the provisions hereof and thereof, and the consummation of the transactions herein and therein contemplated have not and will not result in (i) a breach or violation of (A) any Applicable Law applicable to Cheyenne now in effect, (B) any provision of the constituent documents of Cheyenne, (C) any agreement or instrument to which Cheyenne is a party or by which it or any of its properties or assets is bound or affected, (ii) the acceleration of any obligation of Cheyenne, or (iii) the creation of any Lien upon the Equipment.

           Title to Assets
           ---------------
         (a) Immediately prior to the time of a Closing, Cheyenne will have good and marketable indefeasible title to, and shall be the sole owner of, the Assets listed on the applicable Closing Schedule as being owned by it, and there shall have been no other sale, assignment, encumbrance or pledge thereof by Cheyenne, except Permitted Liens, and immediately upon the transfer and assignment contemplated by this Agreement, Purchaser shall have good and marketable indefeasible title to, and will be the sole owner of, the Assets listed on the applicable Closing Schedule as being owned by Cheyenne, subject to Permitted Liens.

         (b) The information set forth in the Schedule of Assets, Schedule of Non-Recourse Debt and each Closing Schedule with respect to the Assets and the Non-Recourse Debt to be assigned by Cheyenne is true, correct and complete in all respects.

           Litigation
           ----------
         There are no actions, suits, proceedings or investigations at law or in equity pending or, to the reasonable knowledge of the Sale Parties, threatened, before any Governmental Authority against or affecting Cheyenne or any of its Affiliates which, if decided adversely, could have a Material Adverse Effect on such Person.

           Compliance With Law, Etc.
           -------------------------
         Cheyenne is not (a) in violation of any term or provision of its constituent documents, or (b) in violation of or default under any term or provision of any agreement or instrument to which Cheyenne is a party or by which Cheyenne or any of its properties or assets is bound or affected, or (c) in violation of any judgment, order, writ, injunction, decree or demand of any court or Governmental Authority, or (d) in violation of any Applicable Law by which Cheyenne or any of its properties or assets is bound or affected. The execution, delivery and performance of this Agreement and each of the other Seller Documents, and the consummation of the transactions contemplated hereby and thereby will not violate or constitute a Default under the constituent documents of Cheyenne or any term or provision of any agreement or instrument to which Cheyenne is a party or by which Cheyenne or any of its properties or assets is bound or affected, and none of such agreements or instruments imposes or is made in contemplation of any obligation which is or will be inconsistent with any other obligation imposed upon Cheyenne under this Agreement or any of the other Seller Documents. Except for any filings and approvals required under the HSR Act, no approval by, authorization of, or filing with any Governmental Authority or any third party is necessary in connection with the execution and delivery of this Agreement or any of the other Seller Documents by Cheyenne.

           Leases and Loans
           ----------------
         (a) Each of the Leases and the other Lease Documents to be assigned by Cheyenne at a Closing has been duly authorized, executed and delivered by Cheyenne and the Lessees, the Lessees have accepted the Equipment under such Leases, and the Leases and the other Lease Documents are and will, at the time of such Closing, be valid, binding and enforceable against the Lessees in accordance with their respective terms and in full force and effect. The representations and warranties made by the Lessees in such Lease Documents are true and correct on and as of the Closing Date as if made thereon (unless such representations and warranties specifically relate to an earlier date); the Lessees have not taken any action which might result in the creation of any Lien on the Equipment, except Permitted Liens; no change has occurred in the condition, financial or otherwise, of any Lessee which might have a Material Adverse Effect on such Lessee; Cheyenne has not breached any of its obligations under any the Lease Documents; all permits, licenses and certificates which are necessary to permit the use of the Equipment in accordance with the provisions of the Leases have been obtained and are in full force and effect; there has been no material damage or event of loss with respect to the Equipment nor is there any condemnation proceeding pending with respect thereto; no Default exists under any of such Leases or the other Lease Documents; each Lessee executed only one (1) original counterpart of each Lease, denominated as counterpart no. 1 or "Original"; no such Lease is a "consumer lease" as defined in Section 2A-103(1)(e) of the Uniform Commercial Code; and the Lessees under such Leases are responsible for the maintenance of the Equipment and such Leases require the Lessees to assume all risk of loss for such Equipment.

         (b) Each of the Loan Documents evidencing and securing the Non-Recourse Debt to be assumed from Cheyenne at a Closing has been duly authorized, executed and delivered by Cheyenne. The representations and warranties made by Cheyenne in such Loan Documents are true and correct on and as of the Closing Date as if made thereon (unless such representations and warranties specifically relate to an earlier date); Cheyenne has not taken any action which might result in the creation of any Lien on the Equipment, except Permitted Liens; Cheyenne has not breached any of its obligations under any of such Loan Documents; and no Default exists under any of such Loan Documents.

         (c) Cheyenne has delivered to Purchaser on or before the applicable Closing Date, a true, correct and complete copy of the Lease Documents and Loan Documents to be assigned by it at a Closing.

         (d) The Lessees' obligations under the Leases to be assigned by Cheyenne are absolute and unconditional and are not subject to any reductions, abatements, set offs, defenses or counterclaims and, to the Sale Parties' knowledge, no such rights have been asserted or threatened with respect to such Leases. No payment under any of the Lease Documents to be assigned by Cheyenne has been prepaid.

         (e) Cheyenne has complied in connection with the transactions contemplated by the Lease Documents and Loan Documents to be assigned by it, and will continue to so comply as of the Closing Date, with all Applicable Laws, including, without limitation, usury, equal credit opportunity, truth-in-lending, disclosure, and recording laws.

         (f) Except as set forth on Schedule 5.6(f) attached hereto, which Schedule describes in reasonable detail all self-insurance arrangements approved by Cheyenne with respect to one or more Leases to be assigned by it, the Lessees under such Leases, and Cheyenne under the related Non-Recourse Debt, are required to maintain casualty insurance with respect to the Equipment; as of the Closing Date, all policies of insurance required by such Lease Documents and Loan Documents have been validly issued and remain in full force and effect; and Cheyenne has caused and will cause to be performed any and all acts required to assign its rights and interests to Purchaser, including, without limitation, notification of insurers, assignment of policies or interests therein and establishment of co-insured and joint loss payee rights in favor of Purchaser.

         (g) Except as set forth on Schedule 5.6(g) attached hereto, which
Schedule identifies all remarketing agreements ("Remarketing Agreements") between Cheyenne and various third parties with respect to the Assets, all brokers and other persons having a claim for a commission, fee or like arrangement arising out of any Lease to be assigned by Cheyenne or the related Non-Recourse Debt have been fully paid and satisfied, and all such brokers or other Persons are duly licensed and authorized to refer such transactions to Cheyenne.

         (h) As of the Closing Date, none of the Lessees leasing Equipment under Leases to be assigned by Cheyenne is subject to any proceedings under any Bankruptcy Law.

         (i) The Leases to be assigned by Cheyenne and the related Non-Recourse Debt are United States dollar-denominated obligations.

         (j) Neither the Leases or the Remarketing Agreements to be assigned by Cheyenne nor the related Non-Recourse Debt requires the prior consent of or notification to the Lessees or the Lenders or contain any other restriction on the transfer, assignment or assumption, as applicable, of such Leases or Non-Recourse Debt (other than a consent or waiver of any such restriction that has been obtained prior to the Closing Date, and a copy of which has been provided to Purchaser prior to the Closing Date).

         (k) No Lease to be assigned by Cheyenne is an obligation of any Governmental Authority.

         (l) The Lessees under the Leases to be assigned by Cheyenne, and the Lenders under the related Non-Recourse Debt have been notified of the assignment of such Leases to, and the assumption of such Non-Recourse Debt by, Purchaser and each such Lessee and Lender has executed a Notice and Acknowledgment of Assignment, a Consent and Amendment and/or one or more similar documents acceptable to Purchaser, in its sole discretion, as applicable, a copy of each of which has been provided to Purchaser prior to the Closing Date.

         (m) All of the Leases to be assigned by Cheyenne have been created in the ordinary course of business of Cheyenne or were acquired by Cheyenne in the ordinary course of its business. All such Leases are and have been reported on Cheyenne's tax returns as "true leases", and Cheyenne has not received any notice from the Internal Revenue Service challenging Cheyenne's treatment of any such Lease as a true lease.

         (n) Except as otherwise set forth on Schedule 5.6(n) attached hereto, which Schedule describes in reasonable detail all titling arrangements pursuant to which any motor vehicles included in the Assets listed on the Schedule of Assets as being owned by Cheyenne is titled other than in the name of Cheyenne, all titled motor vehicles included in the Assets are titled in the name of Cheyenne.

         (o) Except as otherwise set forth on Schedule 5.6(o) attached hereto, the end of Lease purchase options available to the Lessees under the Leases to be assigned by Cheyenne are at fair market value.

           Financial Statements
           --------------------
         All financial statements of Cheyenne, any Affiliate of Cheyenne and any other Person furnished to Purchaser in connection herewith were prepared in accordance with GAAP (except as therein otherwise set forth), and fairly present the financial condition of the Persons covered thereby at the dates thereof and the results of their operations for the periods covered thereby (subject to year-end adjustments in the case of interim financial statements), and no such Person has any known contingent liabilities of any material amount which are not referred to in such financial statements or in the notes thereto. The assets of each such Person are set forth in such financial statements.

           Changes in Condition
           --------------------
         Since the date of the most recently delivered financial statements referred to in Section 5.7 hereof, such Persons have not been subject to any Material Adverse Effect. Since such date, none of such Persons has entered into any material transaction outside of the ordinary course of business.

           Tax Returns
           -----------
         Cheyenne and each of its Affiliates has filed all tax returns which are required to be filed, and, if applicable, each such Person has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns, to assessments received or as a result of any matters raised by audits or other causes known to such Person. The charges, accruals and reserves on the books of such Person in respect of any taxes or other governmental charges are adequate.

           Solvency
           --------
         (a) The fair salable value of the assets of Cheyenne exceeds, as of the date hereof, and will, immediately following each Closing and after giving effect to the application of the proceeds of such Closing, exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature.

         (b) The assets of Cheyenne do not, as of the date hereof, and will not, immediately following each Closing and after giving effect to the application of the proceeds of such Closing, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

         (c) Cheyenne does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature taking into account the timing of and amounts of cash to be received by Cheyenne, and the timing of and amounts of cash to be payable on or in respect of indebtedness of Cheyenne.

           No Liability
           ------------
         Cheyenne has no liabilities or obligations to any Person in connection with its acquisition and holding of the Assets listed on the Schedule of Assets as being owned by it other than obligations pursuant to the related Non-Recourse Debt.

           Disclosure
           ----------
         Neither this Agreement or any other Seller Document nor any Lease Document or Loan Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Sale Parties which has or in the future may (so far as the Sale Parties can now foresee) have a Material Adverse Effect on Cheyenne.

           Incorporation by Reference
           --------------------------
         The representations and warranties of Cheyenne contained in each of the Seller Documents, Lease Documents and Loan Documents are true and correct, and such representations and warranties are incorporated in this Agreement as though fully set forth herein.

           Brokers
           -------
         Except for the Arrangement Fee payable by Cheyenne to Spinnaker Capital Corporation, no broker or any other Person has any claim for any commission fee or the like arising out of or in connection with the transactions contemplated hereby.

           Disclaimer
           ----------
         EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN THE SCHEDULES AND EXHIBITS HERETO, THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF THE SALE PARTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, THE SELECTION, QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS SUITABILITY, ITS FITNESS FOR A PARTICULAR PURPOSE, THE OPERATION OR PERFORMANCE OF THE EQUIPMENT OR THE MAINTENANCE THEREOF OR PATENT INFRINGEMENT OR THE LIKE.

               REPRESENTATIONS AND WARRANTIES OF GENESEE VENTURES
               --------------------------------------------------

         As of the date of this Agreement and as of each Closing Date, Genesee Ventures further represents and warrants to Purchaser as follows:

           Organization
           ------------
         Genesee Ventures is a corporation duly formed, validly existing and in good standing under the laws of the State of New York, and is qualified to do business and in good standing as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect. Genesee Ventures has full power, authority and legal right to (a) execute and deliver, and to perform and observe the provisions of this Agreement and each of the other Seller Documents to which it is a party, (b) execute and deliver, and to perform and observe the provisions of each of the Lease Documents and Loan Documents to which it is a party, (c) acquire, hold, and lease the Equipment, if applicable, and (d) carry out the transactions contemplated in this Agreement and each of the other Seller Documents to which it is a party.

           Authority
           ---------
         (a) The execution and delivery of this Agreement and each of the other Seller Documents to which Genesee Ventures is a party, and the consummation of each of the transactions contemplated hereby and thereby, have been duly and validly authorized by or on behalf of Genesee Ventures; and this Agreement and such other Seller Documents have been, or will be when executed, duly executed and delivered by Genesee Ventures and constitute the valid and legally binding obligations of Genesee Ventures, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws or general principles of equity affecting the enforcement of creditors' rights generally from time to time in effect.

         (b) The execution and delivery of this Agreement and each of the other Seller Documents to which Genesee Ventures is a party, the compliance with the provisions hereof and thereof, and the consummation of the transactions herein and therein contemplated have not and will not result in (i) a breach or violation of (A) any Applicable Law applicable to Genesee Ventures now in effect, (B) any provision of the constituent documents of Genesee Ventures, (c) any agreement or instrument to which Genesee Ventures is a party or by which it or any of its properties or assets is bound or affected, (ii) the acceleration of any obligation of Genesee Ventures, or (iii) the creation of any Lien upon the Equipment.

           Title to Assets
           ---------------
         (a) Immediately prior to the time of a Closing, Genesee Ventures will have good and marketable indefeasible title to, and shall be the sole owner of, the Assets listed on the applicable Closing Schedule as being owned by it, and there shall have been no other sale, assignment, encumbrance or pledge thereof by Genesee Ventures, except Permitted Liens, and immediately upon the transfer and assignment contemplated by this Agreement, Purchaser shall have good and marketable indefeasible title to, and will be the sole owner of, the Assets listed on the applicable Closing Schedule as being owned by Genesee Ventures, subject to Permitted Liens.

         (b) The information set forth in the Schedule of Assets, Schedule of Non-Recourse Debt and each Closing Schedule with respect to the Assets and Non-Recourse Debt to be assigned by Genesee Ventures is true, correct and complete in all respects.

           Litigation
           ----------
         There are no actions, suits, proceedings or investigations at law or in equity pending or, to the reasonable knowledge of Genesee Ventures, threatened, before any Governmental Authority against or affecting Genesee Ventures or any of its Affiliates which, if decided adversely, could have a Material Adverse Effect on such Person.

           Compliance With Law, Etc.
           -------------------------
         Genesee Ventures is not (a) in violation of any term or provision of its constituent documents, or (b) in violation of or default under any term or provision of any agreement or instrument to which Genesee Ventures is a party or by which it or any of its properties or assets is bound or affected, or (c) in violation of any judgment, order, writ, injunction, decree or demand of any court or Governmental Authority, or (d) in violation of any Applicable Law by which Genesee Ventures or any of its properties or assets is bound or affected. The execution, delivery and performance of this Agreement and each of the other Seller Documents and the consummation of the transactions contemplated hereby and thereby will not violate or constitute a Default under the constituent documents or any term or provision of any agreement or instrument to which Genesee Ventures is a party or by which it or any of its properties or assets is bound or affected, and none of such agreements or instruments imposes or is made in contemplation of any obligation which is or will be inconsistent with any other obligation imposed upon Genesee Ventures under this Agreement or any of the other Seller Documents. Except for any filings and approvals required under the HSR Act, no approval by, authorization of, or filing with any Governmental Authority or any third party is necessary in connection with the execution and delivery of this Agreement or any of the other Seller Documents by Genesee Ventures.

           Leases and Loans
           ----------------
         (a) Each of the Leases and the other Lease Documents to be assigned by Genesee Ventures at a Closing has been duly authorized, executed and delivered by Genesee Ventures and the Lessees, the Lessees have accepted the Equipment under such Leases, and the Leases and the other Lease Documents are and will, at the time of such Closing, be valid, binding and enforceable against the Lessees in accordance with their respective terms and in full force and effect. The representations and warranties made by the Lessees in such Lease Documents are true and correct on and as of the Closing Date as if made thereon (unless such representations and warranties specifically relate to an earlier date); the Lessees have not taken any action which might result in the creation of any Lien on the Equipment, except Permitted Liens; no change has occurred in the condition, financial or otherwise, of any Lessee which might have a Material Adverse Effect on such Lessee; Genesee Ventures has not breached any of its obligations under any the Lease Documents; all permits, licenses and certificates which are necessary to permit the use of the Equipment in accordance with the provisions of the Leases have been obtained and are in full force and effect; there has been no material damage or event of loss with respect to the Equipment nor is there any condemnation proceeding pending with respect thereto; no Default exists under any of such Leases or the other Lease Documents; each Lessee executed only one (1) original counterpart of each Lease, denominated as counterpart no. 1 or "Original"; no such Lease is a "consumer lease" as defined in Section 2A-103(1)(e) of the Uniform Commercial Code; and the Lessees under such Leases are responsible for the maintenance of the Equipment and such Leases require the Lessees to assume all risk of loss for such Equipment.

         (b) Each of the Loan Documents evidencing and securing the Non-Recourse Debt to be assumed from Genesee Ventures at a Closing has been duly authorized, executed and delivered by Genesee Ventures. The representations and warranties made by Genesee Ventures in such Loan Documents are true and correct on and as of the Closing Date as if made thereon (unless such representations and warranties specifically relate to an earlier date); Genesee Ventures has not taken any action which might result in the creation of any Lien on the Equipment, except Permitted Liens; Genesee Ventures has not breached any of its obligations under any of such Loan Documents; and no Default exists under any of such Loan Documents.

         (c) Genesee Ventures has delivered to Purchaser on or before the applicable Closing Date, a true, correct and complete copy of the Lease Documents and Loan Documents to be assigned by and assumed from it at a Closing.

         (d) The Lessees' obligations under the Leases to be assigned by Genesee Ventures are absolute and unconditional and are not subject to any reductions, abatements, set offs, defenses or counterclaims and, to Genesee Ventures' knowledge, no such rights have been asserted or threatened with respect to such Leases. No payment under any of the Lease Documents to be assigned by Genesee Ventures has been prepaid.

         (e) Genesee Ventures has complied in connection with the transactions contemplated by the Lease Documents and Loan Documents to be assigned by it, and will continue to so comply as of the Closing Date, with all Applicable Laws, including, without limitation, usury, equal credit opportunity, truth-in-lending, disclosure, and recording laws.

         (f) Except as set forth on Schedule 6.6(f) attached hereto, which Schedule describes in reasonable detail all self-insurance arrangements approved by Genesee Ventures with respect to one or more Leases to be assigned by it, the Lessees under such Leases, and Genesee Ventures under the related Non-Recourse Debt, are required to maintain casualty insurance with respect to the Equipment; as of the Closing Date, all policies of insurance required by such Lease Documents and Loan Documents have been validly issued and remain in full force and effect; and Genesee Ventures has caused and will cause to be performed any and all acts required to assign its rights and interests to Purchaser, including, without limitation, notification of insurers, assignment of policies or interests therein and establishment of co-insured and joint loss payee rights in favor of Purchaser.

         (g) Except as set forth on Schedule 6.6(g) attached hereto, which
Schedule identifies all Remarketing Agreements between Genesee Ventures and various third parties with respect to the Assets, all brokers and other persons having a claim for a commission, fee or like arrangement arising out of any Lease to be assigned by Genesee Ventures or the related Non-Recourse Debt have been fully paid and satisfied, and all such brokers or other Persons are duly licensed and authorized to refer such transactions to Genesee Ventures.

         (h) As of the Closing Date, none of the Lessees leasing Equipment under Leases to be assigned by Genesee Ventures is subject to any proceedings under any Bankruptcy Law.

         (i) The Leases to be assigned by Genesee Ventures and the related Non-Recourse Debt are United States dollar-denominated obligations.

         (j) Neither the Leases or the Remarketing Agreements to be assigned by Genesee Ventures nor the related Non-Recourse Debt requires the prior consent of or notification to the Lessees or the Lenders or contain any other restriction on the transfer, assignment or assumption, as applicable, of such Leases or Non-Recourse Debt (other than a consent or waiver of any such restriction that has been obtained prior to the Closing Date, and a copy of which has been provided to Purchaser prior to the Closing Date).

         (k) No Lease to be assigned by Genesee Ventures is an obligation of any Governmental Authority.

         (l) The Lessees under the Leases to be assigned by Genesee Ventures, and the Lenders under the related Non-Recourse Debt have been notified of the assignment of such Leases to, and the assumption of such Non-Recourse Debt by, Purchaser and each such Lessee and Lender has executed a Notice and Acknowledgment of Assignment, a Consent and Amendment and/or one or more similar documents acceptable to Purchaser, in its sole discretion, as applicable, a copy of each of which has been provided to Purchaser prior to the Closing Date.

         (m) All of the Leases to be assigned by Genesee Ventures have been created in the ordinary course of business of Genesee Ventures or were acquired by Genesee Ventures in the ordinary course of its business. All such Leases are and have been reported on Genesee Ventures' tax returns as "true leases", and Genesee Ventures has not received any notice from the Internal Revenue Service challenging Genesee Ventures' `treatment of any such Lease as a true lease.

         (n) Except as otherwise set forth on Schedule 6.6(n) attached hereto, which Schedule describes in reasonable detail all titling arrangements pursuant to which any motor vehicles included in the Assets listed on the Schedule of Assets as being owned by Genesee Ventures is titled other than in the name of Genesee Ventures, all titled motor vehicles included in the Assets are titled in the name of Genesee Ventures.

         (o) Except as otherwise set forth on Schedule 6.6(o) attached hereto, the end of Lease purchase options available to the Lessees under the Leases to be assigned by Genesee Ventures are at fair market value.

           Financial Statements
           --------------------
         All financial statements of Genesee Ventures, any Affiliate of Genesee Ventures and any other Person furnished to Purchaser in connection herewith were prepared in accordance with GAAP (except as therein otherwise set forth), and fairly present the financial condition of the Persons covered thereby at the dates thereof and the results of their operations for the periods covered thereby (subject to year-end adjustments in the case of interim financial statements), and no such Person has any known contingent liabilities of any material amount which are not referred to in such financial statements or in the notes thereto. The assets of each such Person are set forth in such financial statements.

           Changes in Condition
           --------------------
         Since the date of the most recently delivered financial statements referred to in Section 6.7 hereof, such Persons have not been subject to any Material Adverse Effect. Since such date, none of such Persons has entered into any material transaction outside of the ordinary course of business.

           Tax Returns
           -----------
         Genesee Ventures and each of its Affiliates has filed all tax returns which are required to be filed, and, if applicable, each such Person has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns, to assessments received or as a result of any matters raised by audits or other causes known to such Person. The charges, accruals and reserves on the books of such Person in respect of any taxes or other governmental charges are adequate.

           Solvency.
           ---------
         (a) The fair salable value of the assets of Genesee Ventures exceeds, as of the date hereof, and will, immediately following each Closing and after giving effect to the application of the proceeds of such Closing, exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature.

         (b) The assets of Genesee Ventures do not, as of the date hereof, and will not, immediately following each Closing and after giving effect to the application of the proceeds of such Closing, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

         (c) Genesee Ventures does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they mature taking into account the timing of and amounts of cash to be received by Genesee Ventures, and the timing of and amounts of cash to be payable on or in respect of indebtedness of Genesee Ventures.

           No Liability
           ------------
         Genesee Ventures has no liabilities or obligations to any Person in connection with its acquisition and holding of the Assets listed on the Schedule of Assets as being owned by it other than obligations pursuant to the related Non-Recourse Debt.

           Disclosure
           ----------
         Neither this Agreement or any other Seller Document nor any Lease Document or Loan Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to Genesee Ventures which has or in the future may (so far as Genesee Ventures can now foresee) have a Material Adverse Effect on Genesee Ventures.

           Incorporation by Reference
           --------------------------
         The representations and warranties of Genesee Ventures contained in each of the Seller Documents, Lease Documents and Loan Documents are true and correct, and such representations and warranties are incorporated in this Agreement as though fully set forth herein.

           Brokers
           -------
         Except for the Arrangement Fee payable by Cheyenne to Spinnaker Capital Corporation, no broker or any other Person has any claim for any commission fee or the like arising out of or in connection with the transactions contemplated hereby.

           Disclaimer
           ----------
         EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN THE SCHEDULES AND EXHIBITS HERETO, THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF GENESEE VENTURES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, THE SELECTION, QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS SUITABILITY, ITS FITNESS FOR A

PARTICULAR PURPOSE, THE OPERATION OR PERFORMANCE OF THE EQUIPMENT OR THE MAINTENANCE THEREOF OR PATENT INFRINGEMENT OR THE LIKE.

                 REPRESENTATIONS AND WARRANTIES OF TAYLOR-BOLANE
                 -----------------------------------------------

         As of the date of this Agreement and as of each Closing Date, Taylor-Bolane further represents and warrants to Purchaser as follows:

           Organization
           ------------
         Taylor-Bolane is a corporation duly formed, validly existing and in good standing under the laws of the State of New York, and is qualified to do business and in good standing as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect. Taylor-Bolane has full power, authority and legal right to (a) execute and deliver, and to perform and observe the provisions of this Agreement and each of the other Seller Documents to which it is a party, (b) execute and deliver, and to perform and observe the provisions of each of the Lease Documents and Loan Documents to which it is a party, (c) acquire, hold, and lease the Equipment, if applicable, and (d) carry out the transactions contemplated in this Agreement and each of the other Seller Documents to which it is a party.

           Authority
           ---------
         (a) The execution and delivery of this Agreement and each of the other Seller Documents to which Taylor-Bolane is a party, and the consummation of each of the transactions contemplated hereby and thereby, have been duly and validly authorized by or on behalf of Taylor-Bolane; and this Agreement and such other Seller Documents have been, or will be when executed, duly executed and delivered by Taylor-Bolane and constitute the valid and legally binding obligations of Taylor-Bolane, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws or general principles of equity affecting the enforcement of creditors' rights generally from time to time in effect.

         (b) The execution and delivery of this Agreement and each of the other Seller Documents to which Taylor-Bolane is a party, the compliance with the provisions hereof and thereof, and the consummation of the transactions herein and therein contemplated have not and will not result in (i) a breach or violation of (A) any Applicable Law applicable to Taylor-Bolane now in effect,
(B) any provision of the constituent documents of Taylor-Bolane, (c) any agreement or instrument to which Taylor-Bolane is a party or by which it or any of its properties or assets is bound or affected, (ii) the acceleration of any obligation of Taylor-Bolane, or (iii) the creation of any Lien upon the Equipment.

           Compliance With Law, Etc.
           -------------------------
         Taylor-Bolane is not (a) in violation of any term or provision of its constituent documents or (b) in violation of or default under any term or provision of any agreement or instrument to which Taylor-Bolane is a party or by which it or any of its properties or assets is bound or affected, or (c) in violation of any judgment, order, writ, injunction, decree or demand of any court or Governmental Authority, or (d) in violation of any Applicable Law by which Taylor-Bolane or any of its properties or assets is bound or affected. The execution, delivery and performance of this Agreement and each of the other Seller Documents and the consummation of the transactions contemplated hereby and thereby will not violate or constitute a Default under the constituent documents or any term or provision of any agreement or instrument to which Taylor-Bolane is a party or by which it or any of its properties or assets is bound or affected, and none of such agreements or instruments imposes or is made in contemplation of any obligation which is or will be inconsistent with any other obligation imposed upon Taylor-Bolane under this Agreement or any of the other Seller Documents. Except for any filings and approvals required under the HSR Act, no approval by, authorization of, or filing with any Governmental Authority or any third party is necessary in connection with the execution and delivery of this Agreement or any of the other Seller Documents by Taylor-Bolane.

                    REPRESENTATIONS AND WARRANTIES OF GENESEE
                    -----------------------------------------

        As of the date of this Agreement and as of each Closing Date, Genesee represents and warrants to Purchaser as follows:

           Organization
           ------------
         Genesee is a corporation duly formed, validly existing and in good standing under the laws of the State of New York, and is qualified to do business and in good standing as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a Material Adverse Effect. Genesee has full power, authority and legal right to (a) execute and deliver, and to perform and observe the provisions of this Agreement and each of the other Seller Documents to which it is a party and (b) carry out the transactions contemplated in this Agreement and each of the other Seller Documents to which it is a party.

           Authority
           ---------
         (a) The execution and delivery of this Agreement and each of the other Seller Documents to which Genesee is a party, and the consummation of each of the transactions contemplated hereby and thereby, have been duly and validly authorized by or on behalf of Genesee; and this Agreement and such other Seller Documents have been, or will be when executed, duly executed and delivered by Genesee and constitute the valid and legally binding obligations of Genesee, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws or general principles of equity affecting the enforcement of creditors' rights generally from time to time in effect.

         (b) The execution and delivery of this Agreement and each of the other Seller Documents to which Genesee is a party, the compliance with the provisions hereof and thereof, and the consummation of the transactions herein and therein contemplated have not and will not result in (i) a breach or violation of (A) any Applicable Law applicable to Genesee now in effect, (B) any provision of the constituent documents of Genesee, (c) any agreement or instrument to which Genesee is a party or by which it or any of its properties or assets is bound or affected, (ii) the acceleration of any obligation of Genesee, or (iii) the creation of any Lien upon the Equipment.

           Compliance With Law, Etc.
           -------------------------
         Genesee is not (a) in violation of any term or provision of its constituent documents or (b) in violation of or default under any term or provision of any agreement or instrument to which Genesee is a party or by which it or any of its properties or assets is bound or affected, or (c) in violation of any judgment, order, writ, injunction, decree or demand of any court or Governmental Authority, or (d) in violation of any Applicable Law by which Genesee or any of its properties or assets is bound or affected. The execution, delivery and performance of this Agreement and each of the other Seller Documents and the consummation of the transactions contemplated hereby and thereby will not violate or constitute a Default under the constituent documents or any term or provision of any agreement or instrument to which Genesee is a party or by which it or any of its properties or assets is bound or affected, and none of such agreements or instruments imposes or is made in contemplation of any obligation which is or will be inconsistent with any other obligation imposed upon Genesee under this Agreement or any of the other Seller Documents. Except for any filings and approvals required under the HSR Act, no approval by, authorization of, or filing with any Governmental Authority or any third party is necessary in connection with the execution and delivery of this Agreement or any of the other Seller Documents by Genesee.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

         Purchaser represents and warrants to Seller as of the date of this Agreement and as of each Closing Date as follows:

           Organization
           ------------
         Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. It has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of this Agreement and each of the other Seller Documents to which it is a party.

           Authority
           ---------
         (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Purchaser; and this Agreement has been duly executed and delivered by Purchaser and constitutes the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar, laws or general principles of equity affecting the enforcement of creditors' rights generally from time to time in effect.

         (b) The execution and delivery of this Agreement, the compliance with the provisions hereof, and the consummation of the transactions herein contemplated have not and will not result in a breach or violation of (i) any Applicable Law applicable to Purchaser now in effect, (ii) any provision of the constituent documents of Purchaser, (iii) any agreement or instrument to which Purchaser is a party or by which it is bound, or (iv) the acceleration of any obligation of Purchaser.

           Litigation
           ----------
         There are no actions, suits or proceedings or investigations at law or in equity, pending or, to the reasonable knowledge of Purchaser, threatened before Governmental Authority against or affecting Purchaser which, if decided adversely to Purchaser, could have a Material Adverse Effect on Purchaser.

           No Consent
           ----------
         Except for any filings and approvals required under the HSR Act, no approval, consent or withholding of objection is required from any Governmental Authority with respect to the entering into or performance by Purchaser of this Agreement and the transactions contemplated hereby.

                  REPRESENTATIONS AND WARRANTIES OF THE MEMBERS
                  ---------------------------------------------

         Each Member represents and warrants to Seller as of the date of this Agreement and as of each Closing Date as follows:

           Organization
           ------------
         The Member is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. It has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of this Agreement and each of the other Seller Documents to which it is a party.

           Authority
           ---------
         (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Member; and this Agreement has been duly executed and delivered by the Member and constitutes the valid and legally binding obligation of the Member, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar, laws or general principles of equity affecting the enforcement of creditors' rights generally from time to time in effect.

         (b) The execution and delivery of this Agreement, the compliance with the provisions hereof, and the consummation of the transactions herein contemplated have not and will not result in a breach or violation of (i) any Applicable Law applicable to the Member now in effect, (ii) any provision of the constituent documents of the Member, (iii) any agreement or instrument to which the Member is a party or by which it is bound, or (iv) the acceleration of any obligation of the Member.

           Litigation
           ----------
         There are no actions, suits or proceedings or investigations at law or in equity, pending or, to the reasonable knowledge of the Member, threatened before Governmental Authority against or affecting the Member which, if decided adversely to the Member, could have a Material Adverse Effect on the Member.

           No Consent
           ----------
         Except for any filings and approvals required under the HSR Act, no approval, consent or withholding of objection is required from any Governmental Authority with respect to the entering into or performance by the Member of this Agreement and the transactions contemplated hereby.

                            COVENANTS PENDING CLOSING
                            -------------------------

           Portfolio Administration
           ------------------------
         The Sale Parties and Genesee Ventures covenant and agree that from and after the date hereof, they shall consult with Purchaser with respect to all matters pertaining to the administration of the Assets, including any enforcement of rights and remedies under the Leases, and all matters relating to the rights and obligations of each Seller with respect to any applicable Lender. Furthermore, the Sale Parties shall not take any action or omit to take any action required to be taken with respect to any of the foregoing without obtaining the prior written approval of Purchaser.

           Proceedings
           -----------
         If and to the extent that there shall exist any action or proceeding before any Governmental Authority that shall seek or threaten to set aside, restrain, enjoin or prevent the Closing or the completion and consummation of the transactions contemplated hereby, including any injunction restraining the holding of the 2000 annual shareholders meeting of Genesee, then the Sale Parties and/or Genesee, as applicable, shall vigorously oppose any such proceeding and use their best efforts to have any such action or proceeding dismissed, terminated, stayed or otherwise so that the Closing may be completed and the transactions contemplated hereby can be consummated without any such interference.

           Antitrust Notification
           ----------------------
         Purchaser and the Sale Parties shall cause to be filed with the FTC and the DOJ the notification and report forms required pursuant to the HSR Act with respect to the transactions contemplated hereby, together with a request for early termination of the waiting period thereunder. The parties agree with respect to such filings that they shall (a) after any request by the FTC or DOJ, promptly file any information or documents requested by the FTC or DOJ, (b) notify each other of any communications with the FTC or DOJ which relate to the transactions contemplated hereby, and (c) otherwise cooperate with respect to such filings. Purchaser shall pay the HSR Act filing fee.


              CONDITIONS PRECEDENT TO OBLIGATIONS FOR EACH CLOSING
              ----------------------------------------------------

           Purchaser's Obligation
           ----------------------
         The obligation of Purchaser to consummate a Closing hereunder shall be subject to the satisfaction at or prior to such Closing of each of the following conditions or the waiver by Purchaser of such condition(s):

         (a)      Representations and Warranties
                  ------------------------------
         The representations and warranties of the Sale Parties, Genesee Ventures and Genesee contained in this Agreement, and of Seller contained in each of the Seller Documents, Lease Documents and Loan Documents to which it is a party, delivered in respect of a Closing, if applicable, shall be true and correct on and as of the Closing Date, as if such representations and warranties had been made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be correct on and as of such earlier date).

         (b)      Covenants and Agreements
                  ------------------------
         Each of the Sale Parties and Genesee Ventures shall have performed and complied with all of its obligations under this Agreement and each of the Seller Documents to which it is a party that are to be performed or complied with by it on or prior to the Closing Date.

         (c)      Documents
                  ---------
         Seller shall have delivered or caused to be delivered to Purchaser each of the documents and instruments set forth and described in Section 4.2 hereof, duly executed by Seller, and if applicable, the Lessee or the Lender, and each of the foregoing shall be satisfactory to Purchaser and its counsel in their sole discretion. Seller shall have delivered counterpart no. 1 or the "Original" (unless any such counterpart no. 1 or Original is held by a Lender as security for a Non-Recourse Debt, and then a certified copy) of each Lease to Purchaser.

         (d)      Filings and Titles
                  ------------------

         Seller shall have duly filed or recorded, as applicable, with all applicable Governmental Authorities, any Seller Documents, Lease Documents or Loan Documents to the extent filing or recording thereof shall be required or permitted thereby. Seller shall have filed financing statements on Form UCC-3 assigning any "protective" or "informational" filings against Lessees (unless such filings have been assigned to one or more Lenders), or, in the absence of such filings, financing statements on Form UCC-1 constituting protective or informational filings against such Lessees and naming any applicable Lender as assignee, if required. Except as set forth on Schedules 5.6(n) and 6.6(n), the titles to all titled motor vehicles included in the Assets described by the applicable Closing Schedule shall have been assigned by Seller to Purchaser. Seller and the third parties to the titling arrangements described in Schedules 5.6(n) and 6.6(n) shall have taken such action, including, without limitation, the written clarification and/or amendment of any agency relationship and the assignment of any beneficial interest and/or replacement or any trustee under any titling trust described therein, as Purchaser shall require in its sole discretion.

         (e)      Authority; Incumbency
                  ---------------------
         At the request of Purchaser, each of the Sale Parties and Genesee Ventures shall have delivered to Purchaser a resolution of its governing body authorizing the transactions contemplated by the Closing, together with an incumbency certificate regarding incumbency and authority of its officers in connection with the transactions contemplated by the Closing.

         (f)      Approvals
                  ---------
         All required licenses, approvals, consents and notifications necessary in respect of the execution and delivery of the Seller Documents, the modification of the Loan Documents on terms acceptable to Purchaser in its sole discretion and the transactions contemplated hereby, including, without limitation all notifications, reports and clearances required under the HSR Act, if any, shall have been obtained or made, and executed or certified copies thereof shall have been delivered to Purchaser. All time periods under the HSR Act shall have expired.

         (g)      Proceedings; No Violation of Law
                  --------------------------------

         It shall not constitute a violation of law for Purchaser to consummate the Closing.

         (h)      Opinion of Counsel
                  ------------------
         At the request of Purchaser, each of the Sale Parties, Genesee Ventures and Genesee shall have delivered to Purchaser an opinion of Nixon Peabody LLP in the form attached hereto as Exhibit E-1.

         (i)      Releases
                  --------
         Seller shall or shall have caused to be filed all releases or termination statements with respect to any preexisting Liens on the Assets (other than those with respect to the Assumed Liabilities and Permitted Liens) and taken all such other actions as may be required to release and terminate such Liens that are consistent with the quality of title required hereby.

         (j)      Defaults
                  --------

         No breach or Default or event of default shall have occurred and be continuing under the Lease Documents or Loan Documents.


         (k)      Insurance
                  ---------

         Except with respect to any Lessee listed on Schedule 5.6(f) or 6.6(f) as having in place a self-insurance arrangement previously approved by Seller, Seller shall have instructed the Lessee to add Purchaser as an additional insured and loss payee (or, in the case of Lessees under Lease Documents relating to Equipment securing Non-Recourse Debt due and owing to HSBC as successor in interest to Republic National Bank of New York, as an additional insured only) on any and all insurance required for the benefit of lessor under the Lease Documents relating to the Equipment.

         (l)      Certificate of Sale Parties, Genesee Ventures and Genesee
                  ---------------------------------------------------------

         Purchaser shall have received certificates signed by a duly authorized officer of each of the Sale Parties, Genesee Ventures and Genesee, dated the Closing Date, certifying as to the fulfillment, on the Closing Date, of the conditions specified in Sections 12.1(a) and (b) hereof.

         (m)      Aggregate Equipment Cost
                  ------------------------

         The Aggregate Equipment Cost of the Equipment to be purchased at the Closing shall not be less than the minimum amount established, from time to time, by Purchaser in its sole discretion.

         (n)      Due Diligence
                  -------------

         Purchaser shall have received responses from Seller with respect to the open due diligence items set forth on Schedule 12.1(n) attached hereto applicable to the Assets to be purchased such Closing and/or the related Non-Recourse Debt, as applicable, and be satisfied with such responses in its sole discretion.

         (o)      Remarketing Agreements
                  ----------------------

         All Remarketing Agreements with respect to the Assets described by the applicable Closing Schedule shall have been assigned by Seller to Purchaser.

           Seller's Obligation
           -------------------
         The obligation of each Seller to consummate a Closing hereunder shall be subject to the satisfaction of the following conditions or the waiver by Seller of such condition(s):

         (a)      Representations and Warranties
                  ------------------------------
         The representations and warranties of Purchaser contained in this Agreement and of Purchaser contained in each of the Seller Documents to which it is a party delivered in respect of a Closing, if applicable, shall be true and correct on and as of the Closing Date, as if such representations and warranties had been made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be correct on and as of such earlier date).

         (b)      Covenants and Agreements
                  ------------------------
         Purchaser shall have performed and complied with all of its obligations under this Agreement and each of the Seller Documents to which it is a party that are to be performed or complied with by it on or prior to the Closing Date.

         (c)      Documents
                  ---------
         Any and all documents delivered by Purchaser to Seller in connection with a Closing and the transactions contemplated by this Agreement shall be reasonably satisfactory in all respects to Seller and Seller's counsel.

         (d)      Authority; Incumbency
                  ---------------------
         Purchaser shall have delivered to Seller a resolution of its Board of Managers or members authorizing the transactions contemplated by the Closing, together with an incumbency certificate regarding the incumbency and authority of the officers of Purchaser in connection with the transactions contemplated by the Closing.

         (e)      Approvals; No Violation of Law
                  ------------------------------
         All notifications, reports and clearances, if any, required under the HSR Act shall have been obtained or made, and executed or certified copies thereof shall have been delivered to Seller. All time periods under the HSR Act shall have expired. There shall be no order of any court restraining the holding of the 2000 shareholders meeting of Genesee or the Closing. It shall not constitute a violation of law for Seller to consummate the Closing.

         (f)      Purchase Price; Acquisition Fee
                  -------------------------------
         Purchaser shall have paid to Seller the Purchase Price by wire transfer of immediately available funds to an account or accounts designated in writing by Seller.

         (g)      Certificate of Purchaser
                  ------------------------

         Seller shall have received a certificate of Purchaser signed by a duly authorized officer of Purchaser, dated the Closing Date, certifying as to the fulfillment, on the Closing Date, of the conditions specified in Sections 12.2
(a) and (b) hereof.

         (h)      Opinion of Counsel
                  ------------------

         At the request of Seller, Purchaser shall have delivered to each of the Sale Parties, Genesee Ventures and Genesee an opinion of Lou Cusano, General Counsel of Purchaser in the form attached hereto as Exhibit E-2.


                                 INDEMNIFICATION
                                 ---------------

           Sale Parties' and Genesee Indemnity
           -----------------------------------
         (a) The Sale Parties jointly and severally hereby agree to indemnify and hold Purchaser and its members, managers, officers, employees, agents and attorneys, harmless from and against any and all claims, liabilities, losses, damages, costs and expenses, including, without limitation, the reasonable fees and disbursements of counsel (collectively, "Claims" and, individually, a "Claim"), resulting or arising from any breaches or inaccuracies in any certification, representation or warranty made by Cheyenne in or pursuant to this Agreement or any of the other Seller Documents to which Cheyenne is a party or any failure or breach by Cheyenne of any covenant, obligation, or undertaking made by Cheyenne in this Agreement or any of the other Seller Documents to which Cheyenne is a party, except any such Claims resulting from Purchaser's gross negligence or willful misconduct.

         (b) Genesee Ventures hereby agrees to indemnify and hold Purchaser and its members, managers, officers, employees, agents and attorneys, harmless from and against any and all Claims, resulting or arising from any breaches or inaccuracies in any certification, representation or warranty made by Genesee Ventures in or pursuant to this Agreement or any of the other Seller Documents to which Genesee Ventures is a party or any failure or breach by Genesee Ventures of any covenant, obligation, or undertaking made by Genesee Ventures in this Agreement or any of the other Seller Documents to which Genesee Ventures is a party, except any such Claims resulting from Purchaser's gross negligence or willful misconduct.

          (c) Taylor-Bolane hereby agrees to indemnify and hold Purchaser and its members, managers, officers, employees, agents and attorneys, harmless from and against any and all Claims, resulting or arising from any breaches or inaccuracies in any certification, representation or warranty made by Taylor-Bolane in or pursuant to this Agreement or any of the other Seller Documents to which Taylor-Bolane is a party or any failure or breach by Taylor-Bolane of any covenant, obligation, or undertaking made by Taylor-Bolane in this Agreement or any of the other Seller Documents to which Taylor-Bolane is a party, except any such Claims resulting from Purchaser's gross negligence or willful misconduct.

         (d) Genesee hereby agrees to indemnify and hold Purchaser and its members, managers, officers, employees, agents and attorneys, harmless from and against any and all Claims, resulting or arising from any breaches or inaccuracies in any certification, representation or warranty made by Genesee, Cheyenne, Genesee Ventures and/or Taylor-Bolane in or pursuant to this Agreement or any of the other Seller Documents to which any such party is a party or any failure or breach by Genesee, Cheyenne, Genesee Ventures and/or Taylor-Bolane of any covenant, obligation, or undertaking made by it in this Agreement or any of the other Seller Documents to which any such party is a party, except any such Claims resulting from Purchaser's gross negligence or willful misconduct.

           Purchaser's and Members' Indemnity
           ----------------------------------
         Purchaser and the Members jointly and severally hereby agree to indemnify and hold the Sale Parties and their respective partners, officers, employees, agents and attorneys, harmless from and against any and all Claims resulting or arising from any breaches or inaccuracies in any representation or warranty made by Purchaser and/or the Members in or pursuant to this Agreement or any of the other Seller Documents to which Purchaser and/or any of the Members is a party or any failure or breach by Purchaser and/or any of the Members of any covenant, obligation, or undertaking made by it in this Agreement or any of the other Seller Documents to which it is a party, except any such Claims resulting from the Sale Parties' gross negligence or willful misconduct.

           Limitations on Recourse and Indemnification
           -------------------------------------------

         (a) None of the Sale Parties, Genesee Ventures or Genesee, as applicable, shall have any liability to Purchaser for, or obligation to indemnify Purchaser with respect to, any breach of any representation or warranty of the Sale Parties or of Genesee Ventures set forth in Section 5.6 or
Section 6.6 hereof, as applicable, with respect to a particular Lease or other Lease Document if Purchaser received a representation and warranty identical in substance to the breached representation or warranty from the Lessee thereunder in a Notice and Acknowledgment of Assignment and has recourse to the Lessee with respect thereto.

         (b) None of the Sale Parties, Genesee Ventures, Taylor-Bolane or Genesee shall have any obligation to indemnify Purchaser, and neither Purchaser nor any Member shall have any obligation to indemnify the Sale Parties, until the aggregate amount for which the Sale Parties, Genesee Ventures, Taylor-Bolane and Genesee or Purchaser and the Members, as applicable, would otherwise be obligated to indemnify Purchaser or the Sale Parties, as applicable, hereunder shall exceed an aggregate of Fifteen Thousand Dollars ($15,000), and then to the full extent (i.e. from the first Dollar) of all Claims. Furthermore, the aggregate amount of the Sale Parties', Genesee Ventures' and Taylor-Bolane's obligations to indemnify Purchaser pursuant to the terms of this Agreement shall not under any circumstances exceed the Aggregate Purchase Price.

         (c) The maximum aggregate amount of Genesee's obligation to indemnify Purchaser pursuant to the terms of this Agreement shall not under any circumstances exceed the Aggregate Purchase Price, and shall reduce one hundred twenty (120) days after the scheduled termination date of each Rental Schedule by an amount equal to the Purchase Price applicable to such Rental Schedule and the related Assets as set forth on the Schedule of Assets and the obligation of Genesee to indemnify Purchaser pursuant to the terms of this Agreement shall terminate on July 31, 2004 except solely with respect to Claims ("Noticed Claims") for which Purchaser shall have notified Genesee in writing of a claim for indemnification with respect thereto on or before such date. The obligation of Genesee to indemnify Purchaser pursuant to the terms of this Agreement shall terminate with respect to Noticed Claims when such obligations have been paid and/or performed in full.

           Survival of Representations and Warranties
           ------------------------------------------
         The representations and warranties of the Sale Parties and Genesee Ventures set forth in Sections 5.3, 5.6, 6.3 and 6.6 hereof (and the indemnification obligations of the Sale Parties, Genesee Ventures and, subject to Section 13.3 hereof, Genesee under this Article 13 with respect thereto) shall survive for a period of six (6) months after the sale of the Equipment subject to the applicable Lease and thereafter shall terminate and be of no further force or effect, except as to matters for which Purchaser has given notice to the Sale Parties, Genesee Ventures and/or Genesee, as applicable, of its claim for indemnification prior thereto, which notice shall be given in the manner and in the form required by Section 13.5 hereof. All other representations and warranties of the parties contained in this Agreement and the attachments hereto (and the indemnification obligations of the parties under this Article 13 with respect thereto) shall survive each Closing and the consummation of the transactions contemplated hereby for a period corresponding to any applicable statute of limitations.

           Claims
           ------
         (a) In the event that a party (the "Indemnified Party") desires to make a claim against another party hereto (the "Indemnifying Party") under this
Section 13 in connection with any action, suit, proceeding or demand at any time instituted against or made upon the Indemnified Party for which the Indemnified Party may seek indemnification hereunder, the Indemnified

Party shall notify the Indemnifying Party of such Claim and of the Indemnified Party's claim of indemnification with respect thereto, provided that failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 13 except to the extent, if at all, that the Indemnifying Party shall have been prejudiced thereby. Upon receipt of such notice from the Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense of such Claim and shall be entitled to fully assume the defense of such Claim, and in the case of such an assumption upon written notice to the Indemnified Party of its intention to do so, the Indemnifying Party shall have the authority to negotiate, compromise and settle such Claim, provided that no such settlement shall impose on the Indemnified Party any cost, expense or liability which the Indemnifying Party is not indemnifying under this Section 13. The Indemnified Party shall retain the right to employ its own counsel and to participate in the defense of any Claim, the defense of which has been assumed by the Indemnifying Party pursuant hereto, but the Indemnified Party shall bear and shall be solely responsible for its own costs and expenses in connection with such participation, unless (i) the employment thereof has been specifically authorized by the Indemnifying Party,
(ii) such Indemnified Party has been advised by counsel reasonably satisfactory to the Indemnifying Party that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel, or (iii) the Indemnifying Party has failed to assume the defense of such action in accordance herewith and employ counsel reasonably satisfactory to the Indemnified Party.

         (b) In the event of any Claim under this Section 13, the Indemnified Party shall advise the Indemnifying Party in writing of the amount and circumstances surrounding such Claim. With respect to a liquidated Claim, if within forty-five (45) days after receiving written notice from the Indemnified Party, the Indemnifying Party has not contested such Claim in writing, the Indemnifying Party will pay the full amount thereof, or, in the case of the Members, their respective pro rata portions thereof, within thirty (30) days after the expiration of such period.

                                  MISCELLANEOUS
                                  -------------

           Suretyship Waivers
           ------------------
         (a) Each of Genesee Ventures, Taylor-Bolane and Genesee (collectively, the "Cheyenne Obligors") and the Members (together with the Cheyenne Obligors, the "Obligors") agrees that its indemnification obligations pursuant to Sections 3.5, 3.6 and 13 hereof, as applicable, are irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Claims. In furtherance of the foregoing, and without limiting the generality thereof, each of the Obligors agrees as follows: (i) Purchaser or the Sale Parties, as applicable, may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of such Obligor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Claims, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Claims or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the obligations with respect to the Claims and take and hold other security for the payment of the Claims,
(D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Claims, any guaranties of the obligations with respect to the Claims, or any other obligation of any Person with respect to the Claims, (E) enforce and apply any other security now or hereafter held by or for the benefit of Purchaser or the Sale Parties, as applicable, in respect of the Claims and direct the order or manner of sale thereof, or exercise any other right or remedy that Purchaser or the Sale Parties, as applicable, may have against any such security, as Purchaser or the Sale Parties, as applicable, in its or their discretion may determine consistent with any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Purchaser or the Sale Parties, as applicable, under this Agreement, at law or in equity; and (ii) this Agreement and the obligations of such Obligor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of all Claims), including without limitation the occurrence of any of the following, whether or not the Obligors shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Claims or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Claims, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of this Agreement, any of the other Seller Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the payment of the Claims, (C) the Claims, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Claims, even though Purchaser or the Sale Parties, as applicable, might have elected to apply such payment to any part or all of the Claims, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures the payment of any of the Claims, (F) any defenses, set-offs or counterclaims which any of the Obligors may allege or assert against Purchaser or the Sale Parties, as applicable, in respect of the Claims, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any of the Obligors as an obligor in respect of the Claims.

         (b) Each of the Obligors hereby waives, for the benefit of Purchaser or the Sale Parties, as applicable: (i) any right to require Purchaser or the Sale Parties, as applicable, as a condition of payment or performance by such Obligor, to (A) proceed against any obligor, any guarantor of the obligations with respect to the Claims or any other Person, (B) proceed against or exhaust any other security held from any obligor, any guarantor of the obligations with respect to the Claims or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Purchaser or the Sale Parties, as applicable, in favor of any obligor or any other Person, or (D) pursue any other remedy in the power of Purchaser or the Sale Parties, as applicable, whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any obligor including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Claims or any agreement or instrument relating thereto or by reason of the cessation of the liability of any obligor from any cause other than payment in full of all Claims; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Purchaser's or the Sale Parties', as applicable, errors or omissions in the administration of the Claims, except behavior which amounts to bad faith; (v) (A) any legal or equitable discharge of any of the Obligors' obligations hereunder, (B) the benefit of any statute of limitations affecting any of the Obligor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Purchaser or the Sale Parties, as applicable, protect, secure, perfect or insure any other security interest or Lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under this Agreement or any agreement or instrument related hereto, notices of any renewal, extension or modification of the Claims or any agreement related thereto, notices of any extension of credit to any Person and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties.

         (c) Until all Claims shall have been paid in full, each of the Cheyenne Obligors and the Members shall withhold exercise respectively of (i) any claim, right or remedy, direct or indirect, that it now has or may hereafter have against the Sale Parties and/or any of the Cheyenne Obligors or Purchaser and/or any of the Members, as applicable, or any of its or their assets in connection with this Agreement or any of the other Seller Documents or the performance by it or them of its or their obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that such Cheyenne Obligor or Member, as applicable, now has or may hereafter have against the Sale Parties and/or any of the Cheyenne Obligors or Purchaser and/or any of the Members, as applicable, (B) any right to enforce, or to participate in, any claim, right or remedy that Purchaser or the Sale Parties, as applicable, now has or may hereafter have against the Sale Parties and/or any of the Cheyenne Obligors or Purchaser and/or any of the Members, as applicable, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Purchaser or the Sale Parties, as applicable, and (ii) any right of contribution such Cheyenne Obligor or Member, as applicable, may have against any guarantor of any of the Claims. Each of the Cheyenne Obligors and Members, as applicable, further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification it may have against the Sale Parties and/or any of the Cheyenne Obligors or Purchaser and/or any of the Members, as applicable, or against any other collateral or security, and any rights of contribution it may have against any such guarantor, shall be junior and subordinate to any rights Purchaser or the Sale Parties, as applicable, may have against the Sale Parties and/or any of the Cheyenne Obligors or Purchaser and/or any of the Members, as applicable, to all right, title and interest Purchaser or the Sale Parties, as applicable, may have in any such other collateral or security, and to any right Purchaser or the Sale Parties, as applicable, may have against any such guarantor.

         (d) Neither Purchaser nor the Sale Parties, as applicable, shall have any obligation to disclose or discuss with any Obligor, its assessment, or any Obligor's assessment, of the financial condition of any of the Sale Parties or Purchaser, as applicable. Each of the Obligors has adequate means to obtain information from the Sale Parties or Purchaser, as applicable, on a continuing basis concerning the financial condition of the Sale Parties or Purchaser, as applicable, and its ability to perform its obligations under this Agreement and the other Seller Documents, and each Obligor assumes the responsibility for being and keeping informed of the financial condition of the Sale Parties and Purchaser, as applicable, and of all circumstances bearing upon the risk of nonpayment of the Claims. Each Obligor hereby waives and relinquishes any duty on the part of Purchaser or the Sale Parties, as applicable, to disclose any matter, fact or thing relating to the business, operations or condition of the Sale Parties or Purchaser, as applicable, now known or hereafter known by Purchaser or the Sale Parties, as applicable.

           Communications
           --------------
         All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or sent by written telecommunications, receipt confirmed, as follows, or as may be changed, from time to time, by a party hereto by written notice to the other parties given in accordance with this Section 14.2:

                  If to Purchaser or the Members, to:

                  ICON Cheyenne LLC
                  c/o ICON Capital Corp.
                  599 Lexington Avenue
                  New York, NY 10022
                  Attention: General Counsel
                  Fax:  (212) 418-4739
                  Telephone:  (212) 418-4700

                  With copies to:

                  ICON Cheyenne LLC c/o ICON Capital Corp.
                  Four Embarcadero Center, Suite 1810
                  San Francisco, CA 94111
                  Attention:  President
                  Fax:  (415) 981-4299
                  Telephone:  (415) 981-4266
                  (Note: Commencing April 1, 2001, the address to be used is 260 California, 7th Floor, San Francisco, CA 94111)

                  and

                  Nixon Peabody LLP
                  101 Federal Street
                  Boston, MA 02110
                  Attention: Craig D. Mills
                  Fax:  (617) 345-1300
                  Telephone:  (617) 345-1000

                  If to Cheyenne, to:

                  Cheyenne Leasing Company
                  400 Andrews Street, Suite 307
                  Rochester, NY 14604
                  Attention:  James F. Taylor
                  Fax: (716) 263-2722
                  Telephone:  (716) 546-3140

                  If to Genesee Ventures, to:

                  Genesee Ventures, Inc.
                  P.O. Box 762
                  Rochester, NY 14603
                  Attention:  Andy Yeager
                  Fax:  (716) 546-5011
                  Telephone:   (716) 263-9205

                  With a copy to:

                  Genesee Corporation
                  455 St. Paul Street
                  Rochester, NY 14605
                  Attention:  Mark Leunig
                  Fax:  (716) 263-9444
                  Telephone:  (716) 263-9440

                  If to Taylor-Bolane, to:

                  Taylor-Bolane Associates, Inc.
                  400 Andrews Street, Suite 307
                  Rochester, NY 14604
                  Attention:  James Taylor
                  Fax:  (716) 263-2722
                  Telephone:   (716) 263-2620

                  If to Genesee, to:

                  Genesee Corporation
                  455 St. Paul Street
                  Rochester, NY 14605
                  Attention:  Mark Leunig
                  Fax:  (716) 263-9444
                  Telephone:  (716) 263-9440

           Entire Agreement and Amendment
           ------------------------------
         This Agreement, together with the Schedules and exhibits attached hereto contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

           Governing Law
           -------------
         THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, EFFECT AND PERFORMANCE.

           Sections and Section Headings
           -----------------------------
         All enumerated subdivisions of this Agreement are herein referred to as "section" or "subsection." The headings of sections and subsections are for reference only and shall not limit or control the meaning thereof.

           Successors and Assigns
           ----------------------
         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other party hereto. This Section 14.6 is not intended, and shall not be construed, to prohibit or in any manner restrict or limit the right of Taylor-Bolane to transfer its joint venture interest in Cheyenne to an Affiliate of Genesee Ventures, which right is hereby acknowledged.

           Counterparts
           ------------
         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           Further Assurances
           ------------------
         The parties hereto agree to execute and deliver, or to be caused to be executed and delivered, such further instruments or documents, including any filings or registrations, to cooperate with respect to any audits or other proceedings, including any actions necessary with respect to compliance with the HSR Act, and to take such other action as may be reasonably required to carry on the transactions contemplated herein.

           Confidentiality
           ---------------
         (a) Except as otherwise contemplated herein, no party hereto will, prior to the final Closing, make any disclosures (public or private) concerning the existence or contents of this Agreement or cause to be publicized in any manner whatsoever, by way of interviews, responses to questions or inquiries, press releases or otherwise, any aspect of the transaction described herein without prior written notice to and written approval of the other party, which approval will not be unreasonably withheld; provided, however, that this Section 14.9(a) shall not prevent any party from issuing any press release or making any public statement which such party determines to be required by law or by any self-regulating securities exchange (it being understood that the parties will consult with each other before issuing any such press release or making any such public statement).

         (b) From and after the final Closing, each of the Sale Parties and Genesee Ventures shall not, and shall cause its Affiliates, employees, advisors and agents to not, directly or indirectly, use any information concerning any of the Assets for any purpose not related to the transactions contemplated hereby without prior written notice to and written approval of Purchaser.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as an instrument under seal as of the date and year first above written.

                                   PURCHASER:
                                   ----------

                                   ICON CHEYENNE LLC

                                   By:  /s/ Paul B. Weiss

                                   Title: Authorized Signer


                                   CHEYENNE:
                                   ---------

                                   CHEYENNE LEASING COMPANY

                                   By its joint venture partners:

                                   GENESEE VENTURES, INC.

                                   By:  /s/John B. Henderson

                                   Title:  V. P. and Treasurer

                                   TAYLOR-BOLANE ASSOCIATES, INC.

                                   By: /s/ Diane M. Lee

                                   Title: Vice President


                                   GENESEE VENTURES:
                                   -----------------

                                   GENESEE VENTURES, INC.

                                   By:  /s/ John B. Henderson

                                   Title:  V. P. and Treasurer


                                   TAYLOR BOLANE:
                                   --------------

                                   TAYLOR-BOLANE ASSOCIATES, INC.

                                   By:  /s/ Diane M. Lee

                                   Title:  Vice President


                                   GENESEE CORPORATION:
                                   --------------------

                                   GENESEE CORPORATION

                                   By:  /s/ John B. Henderson

                                   Title:  Sr.  V.P. and CFO


                                   MEMBERS:
                                   --------

                                   ICON Cash Flow Partners, L.P. Seven

                                   By:  ICON Capital Corp., its general partner

                                   By:  /s/ Paul B. Weiss

                                   Its: President


                                   ICON Cash Flow Partners, L.P. Six

                                   By:  ICON Capital Corp., its general partner

                                   By:  /s/ Paul B. Weiss

                                   Its: President


                                   ICON Income Fund Eight A L.P.

                                   By:  ICON Capital Corp., its general partner

                                   By:  /s/ Paul B. Weiss

                                   Its: President


                                   ICON Income Fund Eight B L.P.

                                   By:  ICON Capital Corp., its general partner

                                   By:  /s/ Paul B. Weiss

                                   Its: President